Exhibit 99.1

Kingsburg Truck Sales Bolsters Workhorse Partnership as Workhorse Sharpens

Commercial EV Focus

Cincinnati, June 12, 2024 -- Workhorse Group Inc. (NASDAQ: WKHS) (“Workhorse” or the “Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today announced a strategic collaboration with Kingsburg Truck Sales (“Kingsburg”), its certified dealer based in Kingsburg, California, as well as the completion of the previously disclosed divestiture of its Aero business. These developments highlight Workhorse’s ongoing efforts to address the needs of California’s commercial truck and small fleet owners amid the enforcement of California Air Resources Board (CARB) regulations, while also streamlining its business to focus on core strengths.

Kingsburg Collaboration to Drive Zero-Emission Truck Adoption

An integral part of the collaboration is Kingsburg’s commitment to purchase 141 units of the Workhorse W4 CC Class 4 battery-electric cab chassis trucks which are expected to be delivered in 2024. This order, which is subject to significant terms and conditions, including the receipt of California’s Hybrid and Zero-Emission Truck and Bus Voucher Incentive Project (HVIP) vouchers, demonstrates Kingsburg’s confidence that Advanced Clean Fleet (ACF) regulations are changing the market for work trucks in California and beyond. By expanding their inventory with a notable number of W4 CC trucks, Kingsburg is well-equipped to serve customers seeking reliable, zero-emission work vehicles that comply with California’s ACF regulations.

“We’re thrilled to offer a solution that helps work truck owners in California meet ACF regulations,” said Jerry Smith, President of Kingsburg Truck Sales. “We believe in Workhorse and are impressed with their products and support. The Workhorse W4 CC is a practical, reliable electric truck that replaces traditional ICE models without sacrificing performance. With a range of up to 150 miles, compatibility with Level 2 and Level 3 charging, and numerous approved upfit options, the W4 CC is perfect for local delivery routes. It helps our customers stay compliant with ACF rules and lowers their fleet operating costs.”

In December 2022, Kingsburg became Workhorse’s first certified electric vehicle (EV) dealer in the state of California. Since then, Kingsburg has played a pivotal role in facilitating multiple purchase orders for Workhorse vehicles, earning recognition as Workhorse’s 2023 dealer of the year.

Workhorse CEO Rick Dauch stated, “Kingsburg Truck Sales has been an excellent partner and their commitment to purchase a large quantity of our W4 CC trucks underscores the quality and versatility of our electric work trucks. We’re confident that customers will appreciate the wide range of body options and upfit configurations available for the W4 CC, making it an ideal solution for various industries and trades. Our collaboration with Kingsburg is meant to provide a steady supply of upfitted, work-ready trucks for California customers.”

Workhorse’s extensive network of commercial vehicle upfit partners and approved upfits enables the W4 CC to be customized for a wide array of applications, from refrigerated and dry box trucks to utility work and landscaping. This versatility, combined with the W4 CC’s reliable performance, positions Workhorse and its dealers to meet the growing demand for electric work trucks across various industries.

Through a limited promotion, Kingsburg Truck Center is offering the Workhorse W4 CC with three popular body options – Flatbed, Utility Bed, and Landscape Body – ensuring quick delivery to meet the needs of work truck owners and small fleet operators. The promotion is available while supplies last and HVIP vouchers remain available.

Workhorse expects the Workhorse W4 CC to qualify for up to $60,000 in incentives through California’s HVIP, which is intended to offset the cost of clean vehicle purchases for eligible customers. Additional state and federal incentives may also be available to qualified buyers. Kingsburg Truck Sales and Workhorse are committed to assisting customers in securing these incentives, which are crucial for fulfilling the order, and simplifying the acquisition process.

Aero Divestiture Enhances Focus on Commercial EVs

In a move to further streamline its operations and focus on core strengths, Workhorse has completed the previously disclosed divestiture of its Aero business to an affiliate of ATW Partners LLC (“ATW”). This divestiture is expected to provide monthly cost savings of approximately $375,000 and enhances Workhorse’s ability to concentrate on its commercial EV truck business. Under the agreement’s earn-out provisions, Workhorse will receive a portion of the proceeds if the Aero business realizes revenues from certain contingent sources.

“As we continue to take strategic and financial actions to better position Workhorse for the future, we are pleased to complete the divestiture of our Aero business,” said Workhorse CEO Rick Dauch. “This divestiture narrows our focus and provides Workhorse with additional financial flexibility to advance our commercial EV product roadmap and execute our strategic plans. We are confident we will capture the opportunities ahead by continuing to deliver EV trucks to new customers and expanding our commercial dealer network, ultimately driving value for our stockholders.”

Dauch continued, “We are proud of the progress the Workhorse team made building the Aero business, and we are confident that the divestiture provides more opportunities for the people who support the business. With ATW, the Aero business is expected to have access to the capital needed to grow as demand for services and products continues to ramp up in the future.”

As Workhorse continues to innovate and expand its offerings in the electric last-mile delivery vehicle market, strategic partnerships with dealerships like Kingsburg Truck Sales, along with focused business initiatives like the Aero divestiture, will play a crucial role in driving adoption and accelerating the transition to zero-emission commercial vehicles.

About Kingsburg Truck Center

Kingsburg Truck Center is the California Central Valley’s top destination for high-quality new and used work trucks. Specializing in custom solutions, Kingsburg uses its expertise to create tailored upfit applications for specific industry needs. Since its establishment in 1991, Kingsburg Truck Center has been the go-to source for reliable work trucks, growing to become a comprehensive one-stop shop for everything work truck related. For additional information visit kingsburgtruckcenter.com and click on the Workhorse logo.

About Workhorse Group

Workhorse is a technology company focused on providing ground-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward Looking Statements

The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of our liquidity and capital resources, the likelihood of us obtaining additional financing in the immediate future and the expected terms of such financing, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4CC, W750, W56 and WNext platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any failure by states or other government entities to adopt or enforce regulations; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our Company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to obtain financing to meet our immediate liquidity needs and the potential costs, dilution and restrictions imposed by any such financing; our ability to regain compliance with the listing requirements of the Nasdaq Capital Market and otherwise maintain the listing of our securities thereon and the impact of any steps we take to regain such compliance, such as a reverse split of our common stock, on our operations, stock price and future access to liquidity; our ability to protect our intellectual property; market acceptance for our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and Israel) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to consummate and realize the benefits of a potential sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” sections of our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Group

949-574-3860

WKHS@gateway-grp.com